SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              25-Feb-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Feb-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Feb-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Feb-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Feb-03

DISTRIBUTION SUMMARY

Class     Orig Bal         Beg Bal        Prin            Rate             Int
A-1    315,500,000     315,500,000     777,494         1.83125%        433,320
A-2    210,750,000     210,750,000     735,065         1.81125%        286,291
A-IO   273,650,000     273,650,000           0         6.65875%      1,518,472
M-1     36,000,000      36,000,000           0         2.34125%         63,214
M-2     20,500,000      20,500,000           0         3.24125%         49,834
M-3      9,400,000       9,400,000           0         3.44125%         24,261
B-1     18,750,000      18,750,000           0         4.59125%         64,564
B-2      7,850,000       7,850,000           0         5.59125%         32,918
B-3      6,250,000       6,250,000           0         5.64125%         26,443
X      625,000,050     625,000,050           0                       1,106,913
R               50              50          50         1.81125%              0
Total  625,000,050     625,000,050   1,512,609                       3,606,231

Class         Loss      Total Dist   Int Short         End Bal
A-1            N/A       1,210,814           0      314722505.6
A-2            N/A       1,021,355           0      210014935.4
A-IO           N/A       1,518,472           0      272863469.3
M-1            0.00         63,214           0         36000000
M-2            0.00         49,834           0         20500000
M-3            0.00         24,261           0          9400000
B-1            0.00         64,564           0         18750000
B-2            0.00         32,918           0          7850000
B-3            0.00         26,443           0          6250000
X              N/A       1,106,913           0        623487441
R              N/A              50           0                0
Total          0.00      5,118,840           0        623487441

AMOUNTS PER $1,000 UNIT


ClassCusip                    Prin         Int           Total
A-1  22541NYZ6          2.46432460  1.37343750      3.83776209
A-2  22541NZA0          3.48785106  1.35843749      4.84628854
A-IO 22541NZB8          0.00000000  5.54895834      5.54895834
M-1  22541NZD4          0.00000000  1.75593750      1.75593750
M-2  22541NZE2          0.00000000  2.43093756      2.43093756
M-3  22541NZF9          0.00000000  2.58093723      2.58093723
B-1  22541NZG7          0.00000000  3.44343733      3.44343733
B-2  22541NZH5          0.00000000  4.19343694      4.19343694
B-3  22541NZJ1          0.00000000  4.23093760      4.23093760
X    22541NYY9          0.00000000  1.77106128      1.77106128
R    22541NZC6       1000.00000000  1.40000000         1001.40

          Interest
     Carry-forward
Class       Amount         End Bal
A-1     0.00000000    997.53567540
A-2     0.00000000    996.51214894
A-IO    0.00000000    997.12577858
M-1     0.00000000   1000.00000000
M-2     0.00000000   1000.00000000
M-3     0.00000000   1000.00000000
B-1     0.00000000   1000.00000000
B-2     0.00000000   1000.00000000
B-3     0.00000000   1000.00000000
X       0.00000000    997.57982583
R       0.00000000      0.00000000

                                     GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance                  323,430,108     187,246,236     510,676,345
     Scheduled Principal               227,251         148,115         375,366
     Prepayments (Incls Curtail)       550,243         587,000       1,137,243
     Net Liquidation Proceeds                0               0               0
     Loan Purchase Prices                    0               0               0
     Total Principal Remittance        777,494         735,115       1,512,609
     Net Realized Losses                     0               0               0
Ending Balance                     322,652,614     186,511,122     509,163,736
Ending Count                             2,306           1,099           3,405

Aggregate End Coll Bal             374,222,556     249,264,885     623,487,441

Ending Overcollateralization Amount                                          0

Prefunding Account:
Beginning Balance                   52,562,587      64,061,424     116,624,010
Subsequent Transfer                    992,645       1,307,660       2,300,305
Added to available cert prin                 0               0               0
Amount in Prefund Acct              51,569,941      62,753,764     114,323,705

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,075,685       1,109,912       3,185,598
Less RAIS                                    0               0               0
Less NPPIS                                   0               0               0
                                     2,075,685       1,109,912       3,185,598
Capitalized Interest Account:
Beginning Balance                                                    1,440,000
less: Cap Int Require                  193,870         235,914         429,783
less: W/draw Overfund Int Amt to Depositor                             102,500
Ending Balance                                                         907,717

Servicing Fee                          134,763          78,019         212,782
Trustee Fee                              1,078             624           1,702
Credit Risk Manager Fee                  4,717           2,731           7,447
LPMI                                         0              41              41


Current Advances as of determination date                            1,877,391
Outstanding Advances  (end of prior calendar month)                          0

Has Fairbanks failed the Termination Test                                   NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count             Balance    Count            Balance
Grp 1     28             3,715,668      2              357,100
Grp 2     13             1,596,571      2              315,350
Total     41             5,312,239      4              672,450
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count             Balance
Grp 1      0                     0
Grp 2      1                81,370
Total      1                81,370
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans             Foreclosure
         Count             Balance    Count            Balance
Grp 1    2,306         322,652,614      3              226,064
Grp 2    1,099         186,511,122      0                    0
Total    3,405         509,163,736      3              226,064

     Bankruptcy                                REO
         Count             Balance    Count            Balance    Market Value
Grp 1      1                55,059      0                    0               0
Grp 2      1                96,750      0                    0               0
Total      2               151,809      0                    0               0

# of Loans for which Prepay Prems were collected                             0
Prin Bal of Loans for which Prepay Prems were collected                      0
Current amount of Prepayment Premiums                                        0

Current Delinquency Rate (60+days)                                     0.18151%
Rolling Three Month Delinquency Rate (60+days)                         0.18151%

Number of Loans Repurchased                                                  0
Principal Balance of Loans Repurchased                                       0

Realized Losses incurred during the related Due Period                       0
Cumulative Realized Losses since Startup Day                                 0

Weighted Average Term to Maturity of Mortgage Loans                        352
Weighted Average Gross Coupon of Mortgage Loans                        7.98569%
Weighted Average Net Coupon of Mortgage Loans                          7.46390%

Aggregate number of Mortgage Loans in the pool                           3,405

Insured Payment on Class As                                                  0

Senior Enhancement Percentage                                         15.80000%

Net Excess Spread                                                      0.76674%

Deposit to Basis Risk Reserve Fund                                           0
Basis Risk Reserve Fund Balance                                          5,000

Interest Rate Cap Account
     Beginning Balance                                                       0
     Deposits                                                                0
     Withdrawals                                                             0
     Ending Balance                                                          0
     Target Amt for the preceding Dist Date                          9,375,001




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA